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                                                                 Exhibit 10.2(B)

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                                                              | EXECUTION COPY |
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                                 AMENDMENT NO. 1
           TO MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT




     This Amendment No. 1 (this "Amendment") dated as of January 30, 2006, by and among BANK OF AMERICA, NATIONAL ASSOCIATION (the "Bank"), PHH MORTGAGE CORPORATION ("PHH"), and BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST (the "Trust"), amends the Mortgage Loan Flow Purchase, Sale and Servicing Agreement (the "Agreement"), dated as of August 1, 2005, by and between the Bank, as purchaser, PHH, as a seller, and the Trust, as a seller.


                               W I T N E S S E T H

     WHEREAS, the Bank, PHH and the Trust have agreed, subject to the terms and conditions of this Amendment, that the Agreement be amended to reflect certain agreed upon revisions to the terms thereof.

     NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein and other good and valuable consideration the Bank, PHH and the Trust hereby agree that:

1. The definition of "Due Period" in Article I of the Agreement is amended by deleting such definition in its entirety and replacing it with the following:

     "With respect to each Remittance Date, the period commencing on the second day of the month preceding such Remittance Date and ending on the first day of the month of such Remittance Date."

2. The definition of "Principal Prepayment Period" in Article I of the Agreement is amended by deleting such definition in its entirety and replacing it with the following:

     "The calendar month preceding the related Remittance Date."

3. The following defined term is added in Article I of the Agreement:

     "Accounting Cut-off Date: With respect to any Remittance Date, the last Business Day of the calendar month immediately preceding such Remittance Date."


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     Upon execution of this  Amendment,  the Agreement as it relates to Mortgage
Loans sold to the Bank by PHH and the Trust prior to the date hereof and as it relates to Mortgage Loans sold pursuant to the Agreement on or after the date hereof will be read to contain the above amendment. Any future reference to the Agreement will mean the Agreement as so modified. The parties hereto acknowledge that the Agreement has not been modified or amended, except as otherwise expressly described or provided for herein.

     This Amendment shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

     With respect to the Agreement, this Amendment shall inure to the benefit of and be binding upon the Bank, PHH and the Trust under the Agreement, and their respective successors and permitted assigns.

     Any capitalized term, not otherwise herein defined, shall have the meaning set forth in the Agreement.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]


                                       2

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     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                            BANK OF AMERICA, NATIONAL
                            ASSOCIATION , as Purchaser

                            By:____________________________________

                            Name: Bruce W. Good

                            Title: Vice President





                            PHH MORTGAGE CORPORATION, as a Seller

                            By:____________________________________

                            Name: _________________________________

                            Title: ________________________________




                            BISHOP'S GATE RESIDENTIAL
                            MORTGAGE TRUST, as a Seller

                            By:____________________________________

                            Name:__________________________________

                            Title:_________________________________





       [Signature Page to Amendment No. 1 to Mortgage Loan Flow Purchase,
                         Sale and Servicing Agreement]